EXHIBIT 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT AND
FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT
This SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT (hereinafter referred to as this “Amendment”) is dated as of March 19, 2013 (the “Effective Date”), by and among HOLLYFRONTIER CORPORATION (“HollyFrontier”), and CERTAIN SUBSIDIARIES OF HOLLYFRONTIER, as Borrowers (collectively, “Borrowers”), the LENDERS party hereto (“Lenders”), and UNION BANK, N.A., as Administrative Agent (“Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).
WITNESSETH:
WHEREAS, Borrowers, Administrative Agent and Lenders have entered into that certain Credit Agreement dated as of July 1, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”);
WHEREAS, Borrowers, certain subsidiaries of HollyFrontier, and Administrative Agent have entered into that certain Guarantee and Collateral Agreement dated as of July 1, 2011 (the “Guarantee and Collateral Agreement”); and
WHEREAS, Administrative Agent, Lenders, and Borrowers desire to amend the Credit Agreement and the Guarantee and Collateral Agreement as provided herein upon the terms and conditions set forth herein.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrowers, Administrative Agent and Lenders hereby agree as follows:
SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.
1.1    Additional Definitions. Section 1.1 of the Credit Agreement shall be and it hereby is amended by adding the following definitions in the correct alphabetical order:
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Excluded Hedge Obligation” means, with respect to any Subsidiary Guarantor individually determined on a Subsidiary Guarantor by Subsidiary Guarantor basis, any Lender Hedge Obligation if, and solely to the extent that, all

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or a portion of the guarantee of such Subsidiary Guarantor pursuant to the Guarantee and Collateral Agreement (the “Guarantee”) of, or the grant by such Subsidiary Guarantor of a security interest to secure, such Lender Hedge Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Subsidiary Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Subsidiary Guarantor or the grant of such security interest becomes effective with respect to such Lender Hedge Obligation. If a Lender Hedge Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Lender Hedge Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.
“Monthly Borrowing Base Reporting Period” the period (a) commencing on the earlier of the day that Availability is less than $500,000,000 or the outstanding principal amount of funded Loans is greater than $200,000,000, and (b) continuing until, during the preceding 90 consecutive days (or such additional consecutive days necessary to result in the delivery of at least three consecutive monthly Borrowing Base Certificates), Availability has been greater than $575,000,000 at all times during such period and as evidenced by at least three consecutive monthly Borrowing Base Certificates and the outstanding principal amount of funded Loans are less than $200,000,000 at all times during such period.
1.2    Amended Definitions. Section 1.1 of the Credit Agreement shall be and it hereby is amended by amending and restating the following definitions in their entirety to read as follows:
“Agent-Related Persons”: Administrative Agent, the Co-Documentation Agents and the Syndication Agent, together with each of their respective Affiliates (including, in the case of Union Bank, N.A., in its capacity as Administrative Agent), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.
“Cash Equivalents”: (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 24 months from the date of acquisition thereof, (b) marketable direct obligations issued or fully guaranteed by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within 24 months from the date of acquisition thereof, (c) commercial paper maturing no more than 270 days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-2 (or then equivalent grade) by S&P or P-2 (or then equivalent grade) by Moody’s, (d) certificates of deposit, time deposits, eurodollar time deposits, overnight bank deposits or bankers’ acceptances maturing within 1

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year from the date of acquisition thereof issued by any bank organized under the laws of the United States or any state thereof or the District of Columbia or any United States branch of a foreign bank having at the date of acquisition thereof a rating of at least A-2 (or then equivalent grade) by S&P or P-2 (or then equivalent grade) by Moody’s, (e) Investment Accounts maintained with (i) any bank or securities intermediary that satisfies the criteria described in clause (d) above, or (ii) any other bank organized under the laws of the United States or any state thereof so long as the full amount maintained with any such other bank is insured by the Federal Deposit Insurance Corporation, (f) repurchase obligations of any commercial bank satisfying the requirements of clause (d) of this definition or recognized securities dealer having a rating of at least A-2 (or then equivalent grade) by S&P or P-2 (or then equivalent grade) by Moody’s, with respect to securities satisfying the criteria in clauses (a), (b) or (d) above, (g) debt securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the criteria described in clause (d) above, (h) Investments in money market mutual or similar funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (g) above, (i) taxable and tax-exempt municipal securities rated at least A- (or then equivalent grade) by S&P or A3 (or then equivalent grade) by Moody’s, including variable rate municipal securities, having maturities or put rights of not more than 24 months from the date of acquisition, (j) deposits available for withdrawal on demand with any commercial bank not meeting the qualifications in clause (d) above, provided that all such deposits do not exceed $10,000,000 in the aggregate at any one time, (k) corporate debt securities having a long-term, unsecured debt rating of at least A- (or then equivalent grade) from S&P or A3 (or then equivalent grade) from Moody’s, and (l) any non-rated securities or Investments of the types described in the immediately preceding clauses (a) through (k) so long as another rating agency or Borrower Agent’s third party, nationally-recognized investment manager deems that such security or Investment has the same credit quality with the minimum credit rating as the types of securities and Investments described in the immediately preceding clauses (a) through (k), as applicable; provided that all such securities or Investments made pursuant to this clause (l) do not exceed twenty-five percent (25%) of the Loan Parties’ total amount of the securities and Investments described in the immediately preceding clauses (a) through (k).
“Hedge Agreement”: (a) any transaction (including an agreement with respect to any such transaction) now existing or hereafter entered into which is (i) a rate swap transaction, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward contracts, future contracts, equity or equity index swaps, equity or equity index options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, swap option, credit protection transaction, credit swap, credit default swap, credit default

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option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell back transaction, securities lending transaction, prime brokerage margin or other cash loan, short sale, weather index transaction or forward purchase or sale of a security, commodity or other financial instrument or interest (including any option with respect to any of these transactions) or (ii) which is a type of transaction that is similar to any transaction referred to in clause (i) above or any combination thereof that is currently, or in the future becomes, recurrently entered into in the financial markets (including terms and conditions incorporated by reference in such agreement) and which is a forward, swap, future, option or other derivative on one or more rates, currencies, commodities, equity securities or other equity instruments, debt securities or other debt instruments, economic indices or measures of economic risk or value, or other benchmarks against which payments or deliveries are to be made, in each case, including, without limitation, with respect to any Subsidiary Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of Master Agreement, including any such obligations or liabilities under any Master Agreement.
“Issuing Bank”: each of Union Bank, Bank of America, N.A. and Wells Fargo Bank, N.A. in its capacity as an issuer of a Letter of Credit, or any successor in such capacity, and any other Lender hereafter designated as an Issuing Bank by written notice of Borrower Agent to Administrative Agent, subject to the consent of Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed) and the acceptance of such role by the designee; provided that in no event shall there be more than six (6) Issuing Banks.
“Obligations”: the unpaid principal of and interest on (including interest and fees accruing after the maturity of the Loans and LC Obligations and interest and fees accruing after the commencement of any Insolvency Proceeding by or against any Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans, LC Obligations, Extraordinary Expenses and all other obligations and liabilities of Borrowers and the other Loan Parties to Administrative Agent or to any Lender or any Lender Affiliate, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit or any other document made, delivered or given in connection herewith or therewith (other than Bank Product Agreements), whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to Administrative Agent or to any Lender that are required to be paid by Borrowers and the other Loan Parties pursuant hereto or any other Loan Document) or otherwise; provided that Obligations of a Loan Party shall not include any Excluded Hedge Obligations of such Loan Party.

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1.3    Borrowing Base Certificate. Clauses (a) and (b) of Section 8.1 of the Credit Agreement shall be and they hereby are amended and restated in their entirety to read as follows:
(a) by the 25th day after the end of each Fiscal Quarter, a Borrowing Base Certificate from Borrower Agent as of the close of business of such Fiscal Quarter, calculating the Borrowing Base as of the last day of such Fiscal Quarter, accompanied by such supporting detail and documentation as shall be requested by Administrative Agent in its Credit Judgment; provided that in the event (i) a Monthly Borrowing Base Reporting Period is in effect, by the 25th day after the end of the Fiscal Month immediately preceding the commencement of such Monthly Borrowing Base Reporting Period (unless such Monthly Borrowing Base Reporting Period commenced after the 15th day of a Fiscal Month, then by the 5th day after the end of such Fiscal Month), a Borrowing Base Certificate from Borrower Agent as of the close of business of such immediately preceding Fiscal Month, calculating the Borrowing Base as of the last day of such immediately preceding Fiscal Month and by the 25th day after the end of each Fiscal Month thereafter, a Borrowing Base Certificate from Borrower Agent as of the close of business of such Fiscal Month, calculating the Borrowing Base as of the last day of such Fiscal Month, or (ii) an Enhanced Reporting Trigger Period is in effect, a Borrowing Base Certificate from Borrower Agent by Wednesday of each calendar week (or the next Business Day if such day is not a Business Day) calculating the Borrowing Base as of the close of business of the immediately preceding week, and (iii) in each case with respect to the immediately preceding clauses (i) and (ii), accompanied by such supporting detail and documentation as shall be requested by Administrative Agent in its Credit Judgment;
(b) by the 25th day after the end of each Fiscal Quarter, (i) a Schedule of Receivables of the Loan Parties as of the end of such Fiscal Quarter, in form reasonably satisfactory to Administrative Agent, certified by Borrower Agent, which Schedule of Receivables shall include an aged trial balance by Account Debtor, a summary and detailed aging of Receivables and a list of Approved Account Debtors; and (ii) a Schedule of Petroleum Inventory of the Loan Parties, as of the end of such Fiscal Quarter, in form reasonably satisfactory to Administrative Agent, certified by Borrower Agent, specifying each Loan Party’s cost (calculated on a first in, first out basis), at the lower of cost or market value, of such Loan Party’s Petroleum Inventory by location, and further specifying in-transit Petroleum Inventory and any other information that Administrative Agent may reasonably request; provided that in the event a Monthly Borrowing Base Reporting Period is in effect, by the 25th day after the end of the Fiscal Month immediately preceding the commencement of such Monthly Borrowing Base Reporting Period (unless such Monthly Borrowing Base Reporting Period commenced after the 15th day of a Fiscal Month, then by the 5th day after the end of such Fiscal Month), the information required in the immediately forgoing clauses (i) and (ii) as of the end of such immediately preceding Fiscal Month and each Fiscal Month thereafter;

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1.4    Indebtedness. Clause (g) of Section 9.1 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:
(g)    Indebtedness of any Person existing at the time such Person is acquired or merged into or consolidated with any Loan Party to the extent such Acquisition is a Permitted Acquisition and any refinancings, refundings, renewals or extensions thereof; provided that (i) any Liens in respect of such Indebtedness are otherwise permitted under Section 9.2(j), (ii) such Indebtedness is not incurred in anticipation or contemplation of such acquisition, merger or consolidation, (iii) no Subsidiary becomes an obligor on such Indebtedness unless such Subsidiary is (or concurrently with any such Subsidiary becoming an obligor on such Indebtedness) a Subsidiary Guarantor, (iv) with respect to any refinancings, refundings, renewals or extensions, the amount of such Indebtedness to be refinanced, refunded, renewed or extended is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees, unpaid interest and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and (v) the aggregate outstanding principal amount of such Indebtedness does not exceed $50,000,000 at any time;
1.5    Liens. Clause (n) of Section 9.2 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:
(n)    other Liens securing obligations in an aggregate amount not to exceed $50,000,000; provided none of the Collateral nor any Equity Interests of any Group Member are subject to such Liens; and
1.6    Investments. Clause (h) of Section 9.6 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:
(h)    so long as no Default exists immediately prior to or after giving effect to such Investment, other Joint Venture Investments in an aggregate amount not to exceed $50,000,000;
1.7    Optional Payments and Modifications of Certain Debt Instruments. Section 9.7 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:
Section 9.7 Optional Payments and Modifications of Certain Debt Instruments. (a) Make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of or otherwise optionally or voluntarily defease or segregate funds with respect to Indebtedness under any Existing Senior Notes or Permitted Unsecured Indebtedness unless the Required Conditions are satisfied at the time such payment is made; provided, that, for purposes of calculating whether the Required Conditions are satisfied, any payment made in reliance of this

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Section 9.7(a) shall be deemed to be made on the date a notice of prepayment or redemption, tender or other offer is made and not on the date of payment so long as such payment is made within ninety (90) days after the date of such applicable notice or offer; or (b) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of Indebtedness under the Existing Senior Notes or Permitted Unsecured Indebtedness that (i) would shorten the maturity or increase the amount of any payment of principal thereof or increase the rate or shorten any date for payment of interest thereon (other than any such action made in connection with a refinancing of the Indebtedness under the Existing Senior Notes or Permitted Unsecured Indebtedness permitted under Section 9.1), or (ii) adds a Subsidiary as a guarantor (unless such Subsidiary is a Subsidiary Guarantor or becomes a Subsidiary Guarantor pursuant to Section 8.11).
1.8    Dispositions. Clause (l) of Section 9.10 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:
(l)    so long as both before and after giving effect to such Disposition no Default exists, Dispositions of assets and property in an aggregate amount not to exceed $50,000,000 in any Fiscal Year (excluding Dispositions of Inventory and Receivables);
1.9    Events of Default. Clause (e) of Article 10 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:
(e)    (i) any Group Member (A) defaults in making any payment of any principal of any Indebtedness (including any Guarantee Obligation, but excluding the Loans) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (B) defaults in making any payment of any interest on any such Indebtedness (other than Indebtedness hereunder and Indebtedness under Hedge Agreements) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (C) defaults in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or to become subject to a mandatory offer to purchase by the obligor thereunder or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; in each case, with respect to any Indebtedness or Guarantee Obligation (other than Indebtedness hereunder and Indebtedness under Hedge Agreements) having an aggregate principal amount for all such Indebtedness and Guarantee Obligations (including amounts owing to all creditors under any combined or syndicated credit

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arrangement) equal to or greater than $50,000,000 or (ii) there occurs under any Hedge Agreement an Early Termination Date (as defined in such Hedge Agreement) resulting from (A) any event of default under such Hedge Agreement as to which any Borrower or any Restricted Subsidiary is the Defaulting Party (as defined in such Hedge Agreement) or (B) any Termination Event (as defined in such Hedge Agreement) under such Hedge Agreement as to which any Borrower or any Restricted Subsidiary is an Affected Party (as defined in such Hedge Agreement); provided, that a default, event or condition described in clause (i) or (ii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i) and (ii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount, or Hedge Agreements, the Hedge Termination Value, as applicable, of which exceeds in the aggregate $50,000,000; or
1.10    Events of Default. Clause (h) of Article 10 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:
(h)    one or more judgments or decrees shall be entered against any Group Member involving in the aggregate a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $50,000,000 or more, and (i) enforcement proceedings are commenced by any creditor upon one or more such judgments or decrees which have not been stayed by reason of a pending appeal, court order or otherwise, or (ii) there is a period of ten (10) consecutive days during which a stay of enforcement of one or more such judgments, by reason of a pending appeal, court order or otherwise, is not in effect; or
SECTION 2.     Amendments to Guarantee and Collateral Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Guarantee and Collateral Agreement shall be amended in the manner provided in this Section 2.
2.1    Amended and New Definitions. Section 1.1 of the Guarantee and Collateral Agreement shall be and it hereby is amended by (a) deleting the definitions of “Excluded Deposit Account” and “Excluded Securities Account” in their respective entireties, (b) amending and restating clause (iii) of the definition of “Excluded Collateral” in its entirety to read as “(iii) Excluded Accounts of the type described in clause (ii) thereof;”, (c) amending the definition of “Guarantor Obligations” by inserting the phrase “; provided that Excluded Hedge Obligations shall not constitute Guarantor Obligations” immediately before the period at the end of such definition, and (d) by adding the following definitions in correct alphabetical order:
“Excluded Accounts” means (i) payroll, employee benefits and withholding tax accounts, (ii) accounts for which the funds on deposit therein pertain solely to Liens permitted under clauses (c), (d) or (l) of Section 9.2 of the Credit Agreement and (iii) other Deposit Accounts and Securities Accounts (the “Other Excluded Accounts”) so long as the following conditions are satisfied: (1) all deposits into

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and balances maintained in the Other Excluded Accounts shall be in the ordinary course of business and (2) the aggregate balance in all Other Excluded Accounts does not at any time exceed $550,000,000 for more than one (1) Business Day.
“Qualified ECP Guarantor” means, in respect of any Lender Hedge Obligation, each Loan Party that (a) has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Lender Hedge Obligation or (b) otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
2.2    Keepwell. Section 2.2 of the Guarantee and Collateral Agreement shall be and it hereby is amended by adding a new clause (g) at the end thereof to read as follows:
(g) Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time to each other Loan Party in order for such Loan Party to honor all of its obligations under this Agreement including with respect to Lender Hedge Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.2(g) for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.2(g), or otherwise under this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 2.2(g) shall remain in full force and effect until Payment in Full of the Guarantor Obligations. Each Qualified ECP Guarantor intends that this Section 2.2(g) constitute, and this Section 2.2(g) shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
2.3    Payment of Obligations. Section 5.4 of the Guarantee and Collateral Agreement shall be and it hereby is amended and restated in its entirety to read as follows:
5.4    Payment of Obligations. For each Investment Account that exists on the Closing Date (other than any Excluded Account), each Grantor will either close such Investment Account or provide to Administrative Agent (i) on the Closing Date with respect to Deposit Accounts maintained at Bank of America, N.A. or any of its Affiliates and (ii) within sixty (60) days of the Closing Date (or such later date as Administrative Agent may agree in writing), (x) a Commodity Account Control Agreement duly executed on behalf of each commodities intermediary holding a Commodity Account of such Grantor, (y) a Securities Account Control Agreement duly executed on behalf of each securities intermediary holding a Securities Account (other than an Excluded Account) of such Grantor and (z) a Deposit Account Control Agreement duly executed on behalf of each financial institution holding a Deposit

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Account (other than an Excluded Account) of such Grantor. So long as no Default has occurred and is continuing, each Grantor may add or replace an Investment Account if such Grantor and the financial institution at which such Investment Account (other than an Excluded Account) is to be maintained have duly executed and delivered to Administrative Agent a Control Agreement within sixty (60) days (or such later date as Administrative Agent may agree in writing) after the opening of (or acquisition) of any such Investment Account (other than an Excluded Account). Administrative Agent shall not deliver a notice of exclusive control under any Control Agreement unless a Dominion Trigger Period is in effect.
SECTION 3.     Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment and the limited waiver set forth in Section 2 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.
3.1    Execution and Delivery. Each Borrower, Lenders consisting of at least Majority Lenders and Administrative Agent shall have executed and delivered this Amendment.
3.2    No Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall result.
3.3    Other Documents. Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to Administrative Agent.
SECTION 4.     Representations and Warranties of Borrowers. To induce Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Lenders as follows:
4.1    Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments and the limited waiver contained herein, each representation and warranty of such Borrower contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date hereof (or to the extent qualified by materiality, such representations and warranties shall be true and correct in all respects), except (i) to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date and (ii) the representations and warranties in clauses (a) and (b) of Section 6.4 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively of Section 8.2 of the Credit Agreement, as amended hereby.
4.2    Corporate Authority; No Conflicts. The execution, delivery and performance by such Borrower of this Amendment and all documents, instruments and agreements contemplated herein are within such Borrower’s corporate or other organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Borrower or result in the creation or imposition of any

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Lien upon any of the assets of such Borrower except for Liens permitted under Section 9.2 of the Credit Agreement.
4.3    Enforceability. This Amendment has been duly executed and delivered by each Borrower and constitutes the valid and binding obligation of such Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
4.4    No Default. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
SECTION 5.     Miscellaneous.
5.1    Reaffirmation of Loan Documents and Liens. Except as amended and modified hereby, any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed by each Borrower. Each Borrower hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Borrower under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.
5.2    Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
5.3    Legal Expenses. Each Borrower hereby agrees to pay all reasonable fees and expenses of special counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.
5.4    Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
5.5    Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
5.6    Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

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5.7    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
5.8    Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York without regard to conflicts of law principles.
5.9    Reference to and Effect on the Loan Documents.
(a)    This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Credit Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Credit Agreement to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:
HOLLYFRONTIER CORPORATION
HOLLYFRONTIER REFINING & MARKETING LLC
HOLLY REFINING & MARKETING – TULSA LLC
HOLLY REFINING & MARKETING COMPANY – WOODS CROSS LLC
NAVAJO REFINING COMPANY, L.L.C.
FRONTIER EL DORADO REFINING LLC
FRONTIER REFINING LLC

By:	/s/ Stephen D. Wise
Name:	Stephen D. Wise
Title:	Vice President and Treasurer

Second Amendment to Credit Agreement     Signature Page

UNION BANK, N.A., as a Lender and as Administrative Agent, Swingline Lender and Issuing Bank

By:	/s/ Greg Stewart
Name:	Greg Stewart
Title:	Vice President

Second Amendment to Credit Agreement     Signature Page

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Mark Porter
Name:	Mark Porter
Title:	Senior Vice President

Second Amendment to Credit Agreement     Signature Page

TORONTO DOMINION (NEW YORK), LLC, as a Lender

By:	/s/ Debbi L. Brito
Name:	Debbi L. Brito
Title:	Authorized Signatory

Second Amendment to Credit Agreement     Signature Page

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Peter Aziz
Name:	Peter Aziz
Title:	Vice President

Second Amendment to Credit Agreement     Signature Page

CITIBANK, N.A., as a Lender

By:	/s/ K. Kelly Gunness
Name:	K. Kelly Gunness
Title:	Vice President

Second Amendment to Credit Agreement     Signature Page

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Director

By:	/s/ Tyler R. Smith
Name:	Tyler R. Smith
Title:	Associate

Second Amendment to Credit Agreement     Signature Page

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

Second Amendment to Credit Agreement     Signature Page

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Dmitriy Barskiy
Name:	Dmitriy Barskiy
Title:	Authorized Signatory

Second Amendment to Credit Agreement     Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daniel K. Hansen
Name:	Daniel K. Hansen
Title:	Vice President

Second Amendment to Credit Agreement     Signature Page

COMPASS BANK, as a Lender

By:	/s/ Blake Kirshman
Name:	Blake Kirshman
Title:	Senior Vice President

Second Amendment to Credit Agreement     Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matthew Molero
Name:	Matthew Molero
Title:	Vice President

Second Amendment to Credit Agreement     Signature Page

COMERICA BANK, as a Lender

By:	/s/ Robert L Nelson
Name:	Robert L Nelson
Title:	Vice President

Second Amendment to Credit Agreement     Signature Page

FROST BANK, formerly known as The Frost National Bank, as a Lender

By:	/s/ Lane Dodds
Name:	Lane Dodds
Title:	Sr. Vice President

Second Amendment to Credit Agreement     Signature Page

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

Second Amendment to Credit Agreement     Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ J. Devin Mock
Name:	J. Devin Mock
Title:	Authorized Officer

Second Amendment to Credit Agreement     Signature Page

NATIXIS, as a Lender

By:	/s/ Daniel Payer
Name:	Daniel Payer
Title:	Managing Director

By:	/s/ Mary Lou Allen
Name:	Mary Lou Allen
Title:	Director

Second Amendment to Credit Agreement     Signature Page
US 1816428v.1

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kay Murphy
Name:	Kay Murphy
Title:	Vice President

Second Amendment to Credit Agreement     Signature Page

RB INTERNATIONAL FINANCE (USA) LLC, as a Lender

By:	/s/ Shirley Ritch
Name:	Shirley Ritch
Title:	Vice President

By:	/s/ Peter Armieri
Name:	Peter Armieri
Title:	Vice President

Second Amendment to Credit Agreement     Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Shuji Yabe
Name:	Shuji Yabe
Title:	Managing Director

Second Amendment to Credit Agreement     Signature Page

UMB BANK ARIZONA, N.A., as a Lender

By:	/s/ John Damiris
Name:	John Damiris
Title:	Vice President

Second Amendment to Credit Agreement     Signature Page

CONSENT AND REAFFIRMATION
The undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Second Amendment to Credit Agreement and First Amendment to Guarantee and Collateral Agreement (the “Second Amendment”); (ii) consents to the Borrowers’ execution and delivery thereof; (iii) agrees to be a party to the Second Amendment solely for purposes of Section 2 of the Second Amendment and to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrowers to Lenders pursuant to the terms of the Guarantee and Collateral Agreement in favor of Administrative Agent and the other Secured Parties or the Liens granted by it securing payment and performance thereunder and (v) reaffirms that the Guarantee and Collateral Agreement and such Liens are and shall continue to remain in full force and effect. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that the Lenders have no obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments or waivers for the Guarantee and Collateral Agreement to remain in full force and effect, and nothing herein shall create such duty or obligation.

[SIGNATURE PAGES FOLLOW]

Second Amendment to Credit Agreement     Consent and Reaffirmation

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of this Amendment.

GUARANTORS

BLACK EAGLE LLC (f/k/a Black Eagle, Inc.)
EAGLE CONSOLIDATION LLC
ETHANOL MANAGEMENT COMPANY LLC
FRONTIER PIPELINE LLC
FRONTIER REFINING & MARKETING LLC
HOLLY BIOFUELS LLC
HOLLYFRONTIER PAYROLL SERVICES, INC. (f/k/a Holly Payroll Services, Inc.)
HOLLY PETROLEUM, INC.
HOLLY REALTY, LLC
HOLLY REFINING COMMUNICATIONS, INC.
HOLLY TRANSPORTATION LLC
HOLLY WESTERN ASPHALT COMPANY
HOLLYMARKS, LLC
HRM REALTY, LLC
LEA REFINING COMPANY
NAVAJO HOLDINGS, INC.
NAVAJO PIPELINE GP, L.L.C.
NAVAJO PIPELINE LP, L.L.C.
HOLLYFRONTIER AVIATION LLC (f/k/a Navajo Refining GP, L.L.C.)
NAVAJO WESTERN ASPHALT COMPANY

By:	/s/ Stephen D. Wise
Name:	Stephen D. Wise
Title:	Vice President and Treasurer

NAVAJO PIPELINE CO., L.P. By: Navajo Pipeline GP, L.L.C., its general partner

By:	/s/ Stephen D. Wise
Name:	Stephen D. Wise
Title:	Vice President and Treasurer

Second Amendment to Credit Agreement     Consent and Reaffirmation

NK ASPHALT PARTNERS D/B/A/ HOLLY ASPHALT COMPANY By: Holly Western Asphalt Company, its general partner By: Navajo Western Asphalt Company, its general partner

By:	/s/ Stephen D. Wise
Name:	Stephen D. Wise
Title:	Vice President and Treasurer

Second Amendment to Credit Agreement     Consent and Reaffirmation